EXHIBIT 99.1

DIVINE SKIN LABORATORIES, S.A. DE C.V.

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR’S OPINION	3 - 4

FINANCIAL STATEMENTS – USGAAP (DECEMBER 2010)	5 - 8

FINANCIAL STATEMENTS – USGAAP (DECEMBER 2011)	9 - 12

FINANCIAL STATEMENTS – USGAAP (SEPTEMBER 2011)	13 - 16

FINANCIAL STATEMENTS – USGAAP (SEPTEMBER 2012)	17 - 20

FINANCIAL STATEMENTS (COMPARATIVE)	21 – 23

NOTES TO THE AUDIT REVIEW	24 - 29

INDEPENDENT AUDITORS´S OPINION

To the Honorable Board of Directors of:

DIVINE SKIN LABORATORIES, S.A. DE C.V.

We have examined the Financial position Statements of DIVINE SKIN LABORATORIES, S.A. DE C.V., up to September 30, 2012, December 31, 2011 and December 31, 2010 and the correlative profit and loss statements for the years that ended on those dates.

These Financial   Statements are the responsibility of DIVINE SKIN LABORATORIES, S.A. DE C.V., management. Our responsibility consists of expressing an opinion on these Financial Statements with grounds on our review.

Our exams were completed according to the generally accepted Audit standards in Mexico, which require that the audit be planned and carried out in such a way that it allows having a reasonable certainty that the Financial Statements do not contain relevant errors, and that they are prepared according to the Financial Reporting Standards and the applicable USGAAP.

The audit consists of the exam, with grounds on selective tests, of the evidence supported by the figures and revelations of the Financial Statements; likewise, it includes the assessment of the Financial Reporting Standards used and the applicable USGAAP, of the relevant estimates made by the management and of the  submission  of  the  Financial  Statements  globally  considered.  I consider that my exams  provide reasonable basis that supports my opinion.

1. ‐ As mentioned in the third note to the Financial Statements, the firm has not acknowledged the effects of the inflation in the Financial Information up to September 30, 2012, December 31, 2011 and December 31, 2010, established by the Financial Reporting Standards, which should be considered very important because of the amount and age of the no monetary assets, the shareholders’ investment and the average monetary position during the fiscal year.

During  the  fiscal  years  of 2010  and  2011,  as of well  as of September  30, 2012,  it´s  not  required  to recognize the inflation of the year, cause the sum of the inflation of the years 2009, 2010 and 2011 don’t exceed the 26%.

2. ‐ As mentioned in the fourth note, the firm has not acknowledged the effects of employee obligations according to Financial Reporting Standards NIF D‐3 as of September 30, 2012.

3. ‐ As mentioned in the fifth note, the firm has not acknowledged the effects of profit tax, according to Financial Reporting Standards NIF D‐4 as of September 30, 2012.

The Financial Statements mentioned before has not been prepared to be use by the Federal Fiscal General Administration of the tax authorities, but we have applied the necessary Audit tests to assure that the information provided, was captured, classified and presented according the way and formats provided by the Administration.

In my opinion, the afore mentioned Financial Statements reasonably display in all the relevant aspects, the Financial Situation of DIVINE SKIN LABORATORIES, S.A. DE C.V., up to September 30, 2012, December 31, 2011 and December 31, 2010, according to the Financial Reporting Standards applicable in México, and the applicable USGAAP.

After our review to the Financial Statements and all the operations of the company, we assure that the company compliments the regulations in accordance with the Sarbanes Oxley Law.

C.P.C. GERMAN GODOY LUNA Registro en la  A.G.A.F.F. 1 6221

STATEMENT OF FINANCIAL POSITION

As of December 31st 2010.

(Amounts stated in USGAAP)

	2010

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	5,582	N1
ACCOUNTS RECEIVABLE	97,786	N2
COLLECTABLE TAXES	349	N3
INVENTORY	51,498
PREPAID EXPENSES	4,082	N4
OTHER ASSETS	390	N5
	159,687
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	21,695	N6
ACCUMULATED DEPRECIATION	(1,850)
	19,845

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED
AMORTIZATIONS
	‐
TOTAL ASSETS	179,532

LIABILITIES

ACCOUNTS PAYABLE	203,557	N7
PAYABLE TAXES	941
OTHER LIABILITIES	13,377	N8
	217,875

CAPITAL

CAPITAL	4,049
NET INCOME OF THE YEAR	(19,027)
ACCUMULATED LOSS	(23,484)	N9
ACCUMULATED GAIN	119	N10
ACCUMULATED EFFECT FOR CONVERSION
	(38,343)

TOTAL LIABILITIES AND CAPITAL	179,532

STATEMENT OF INCOME

As of December 31st 2010.

(Amounts stated in USGAAP)

2010

TOTAL REVENUE	551,465
COST OF SALES	349,385
GROSS PROFIT	202,079

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	217,785

OPERATING PROFIT	(15,705)

INTEREST INCOME	-

INTEREST EXPENSE	(2,165)

FOREIGN EXCHANGE GAIN	7,479

FOREIGN EXCHANGE LOSS	(8,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	275

OTHER EXPENSES	(56)

(3,322)

PROFIT BEFORE TAXES	(19,027)

TAXES

INCOME TAX	-

NET PROFIT	(19,027)

STATEMENT OF CASH FLOW

As of December 31st, 2010.

(Amounts stated in USGAAP)

2010
OPERATING ACTIVITIES

NET PROFIT BEFORE TAXES	-19,027

RELATED ENTRIES WITH INVESTING ACTIVITIES

DEPRECIATION AND AMORTIZATIONS	1,267
EFFECT FOR CONVERSION	0
INTEREST INCOME	0

TOTAL RELATED ENTRIES WITH INVESTING ACTIVITIES	1,267

RELATED ENTRIES WITH FINANCING ACTIVITIES

INTEREST EXPENSE	-2,165

TOTAL RELATED ENTRIES WITH FINANCING ACTIVITIES	-2,165

ACCOUNTS RECEIVABLE	-49,439
INVENTORY	26,265
PREPAID EXPENSES	0
OTHER ASSETS	0
PAYABLE TAXES	290
SUPPLIERS DISMINUTION	36,408
OTHER LIABILITIES	9,660

CASH FLOW FROM OPERATING ACTIVITIES	3,259

INVESTING ACTIVITIES

ACCRUED INTEREST	0
ADQUISITION OF FIXED ASSETS	-20,238
EXPENSES TO BE AMORTIZED	0
LEGAL RESERVE	0
DIVIDENDS	0
INCREASE OF CAPITAL	0

CASH FLOW FROM INVESTING ACTIVITIES	-20,238

SURPLUS TO BE APPLY IN FINANCING ACTIVITIES	-16,979

FINANCING ACTIVITIES

INTEREST PAID	2,165

CASH FLOW FROM FINANCING ACTIVITIES	2,165

NET INCREASE IN CASH AND CASH EQUIVALENTS	-14,813

AT THE BEGINNING OF THE PERIOD	20,396
AT THE END OF THE PERIOD	5,582

NOTES TO THE FINANCIAL STATEMENTS

As of December 31st 2010.

(Amounts stated in USGAAP)

			2010

N1	CASH AND CASH EQUIVALENTS		5,582
	CASH	1,300
	BANAMEX (794)	1,384
	BANAMEX (575)	2,870
	BANCOMER	0
	OTHERS	28

N2	ACCOUNTS RECEIVABLE		97,786
	CUSTOMERS M.N	87,562
	CUSTOMERS 0%	1,134
	DEBTORS M.N.	6,573
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		349
	VAT IN FAVOR	349

N4	PREPAID EXPENSES		4,082
	PREPAID TAXES	3,596
	ADVANCE TO SUPPLIERS M.E.	0
	ADVANCE TO SUPPLIERS M.N.	486

N5	OTHER ASSETS		390
	CREDITABLE VAT NOT PAID	390

N6	PROPERTY, PLANT AND EQUIPMENT		21,695
	TRANSPORT EQUIPMENT	19,423
	COMPUTER EQUIPMENT OFFICE EQUIPMENT	2,272

N7	ACCOUNTS PAYABLE		203,557
	FOREIGN SUPPLIERS	56,037
	SUNDRY CREDITORS	147,520

N8	OTHER LIABILITIES		13,377
	ADVANCE FOR CUSTOMERS	1,300
	VAT PAID TO BE CHARGE	12,077

N9	ACCUMULATED LOSS		23,484
	FISCAL YEAR 2008	16,580
	FISCAL YEAR 2009	6,904
	FISCAL YEAR 2010

N10	ACCUMULATED GAIN		119
	FISCAL YEAR 2007	119
	FISCAL YEAR 2011

STATEMENT OF FINANCIAL POSITION

As of December 31st 2011.

(Amounts stated in USGAAP)

	2011

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	12,137	N1
ACCOUNTS RECEIVABLE	357,647	N2
COLLECTABLE TAXES	15,637	N3
INVENTORY	135,239
PREPAID EXPENSES	19,766	N4
OTHER ASSETS	23,496	N5
	563,922
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	77,960	N6
ACCUMULATED DEPRECIATION	(14,305)
	63,655

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	180,061
AMORTIZATIONS
	180,061
TOTAL ASSETS	807,639

LIABILITIES

ACCOUNTS PAYABLE	447,197	N7
PAYABLE TAXES	12,866
OTHER LIABILITIES	48,873	N8
	508,936

CAPITAL

CAPITAL	118,300
NET INCOME OF THE YEAR	217,938
ACCUMULATED LOSS	(37,640)	N9
ACCUMULATED GAIN	105	N10
ACCUMULATED EFFECT FOR CONVERSION
	298,703

TOTAL LIABILITIES AND CAPITAL	807,639

STATEMENT OF INCOME

As of December 31st 2011.

(Amounts stated in USGAAP)

2011

TOTAL REVENUE	1,145,219
COST OF SALES	547,067
GROSS PROFIT	598,152

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	350,793

OPERATING PROFIT	247,359

INTEREST INCOME	-

INTEREST EXPENSE	(2,505)

FOREIGN EXCHANGE GAIN	21,372

FOREIGN EXCHANGE LOSS	(35,657)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	20

OTHER EXPENSES	(1)

(16,771)

PROFIT BEFORE TAXES	230,587

TAXES

INCOME TAX	12,650

NET PROFIT	217,938

STATEMENT OF CASH FLOW

As of December 31st, 2011.

(Amounts stated in USGAAP)

2011

OPERATING ACTIVITIES

NET PROFIT BEFORE TAXES	217,938

RELATED ENTRIES WITH INVESTING ACTIVITIES

DEPRECIATION AND AMORTIZATIONS	12,455
EFFECT FOR CONVERSION	4,856
INTEREST INCOME	0

TOTAL RELATED ENTRIES WITH INVESTING ACTIVITIES	17,311

RELATED ENTRIES WITH FINANCING ACTIVITIES

INTEREST EXPENSE	-2,505

TOTAL RELATED ENTRIES WITH FINANCING ACTIVITIES	-2,505

ACCOUNTS RECEIVABLE	-259,861
INVENTORY	-83,741
PREPAID EXPENSES	-15,684
OTHER ASSETS	-38,394
PAYABLE TAXES	11,925
SUPPLIERS DISMINUTION	243,640
OTHER LIABILITIES	35,496

CASH FLOW FROM OPERATING ACTIVITIES	126,125

INVESTING ACTIVITIES

ACCRUED INTEREST	0
ADQUISITION OF FIXED ASSETS	-56,265
EXPENSES TO BE AMORTIZED	-180,061
LEGAL RESERVE	0
DIVIDENDS	0
INCREASE OF CAPITAL	114,251

CASH FLOW FROM INVESTING ACTIVITIES	-122,075

SURPLUS TO BE APPLY IN FINANCING ACTIVITIES	4,050

FINANCING ACTIVITIES

INTEREST PAID	2,505

CASH FLOW FROM FINANCING ACTIVITIES	2,505

NET INCREASE IN CASH AND CASH EQUIVALENTS	6,555

AT THE BEGINNING OF THE PERIOD	5,582
AT THE END OF THE PERIOD	12,137

NOTES TO THE FINANCIAL STATEMENTS

As of December 31st 2011.

(Amounts stated in USGAAP)

			2011

N1	CASH AND CASH EQUIVALENTS		12,137
	CASH	1,138
	BANAMEX (794)	1,169
	BANAMEX (575)	9,338
	BANCOMER	467
	OTHERS	25

N2	ACCOUNTS RECEIVABLE		357,647
	CUSTOMERS	336,399
	M.N CUSTOMERS 0%	3,434
	DEBTORS M.N.	15,296
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		15,637
	VAT IN FAVOR	15,637

N4	PREPAID EXPENSES		19,766
	PREPAID TAXES	7,975
	ADVANCE TO SUPPLIERS M.E.	11,371
	ADVANCE TO SUPPLIERS M.N.	419

N5	OTHER ASSETS		23,496
	CREDITABLE VAT NOT PAID	23,496

N6	PROPERTY, PLANT AND EQUIPMENT		77,960
	TRANSPORT EQUIPMENT	66,864
	COMPUTER EQUIPMENT	9,845
	OFFICE EQUIPMENT	1,252

N7	ACCOUNTS PAYABLE		447,197
	FOREIGN SUPPLIERS	202,781
	SUNDRY CREDITORS	244,416

N8	OTHER LIABILITIES		48,873
	ADVANCE FOR CUSTOMERS	2,473
	VAT PAID TO BE CHARGE	46,400

N9	ACCUMULATED LOSS		37,640
	FISCAL YEAR 2008	14,680
	FISCAL YEAR 2009	6,113
	FISCAL YEAR 2010	16,847

N10	ACCUMULATED GAIN		105
	FISCAL YEAR 2007	105

STATEMENT OF FINANCIAL POSITION

As of September 30st 2011.

(Amounts stated in USGAAP)

	2011

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	6,736	N1
ACCOUNTS RECEIVABLE	245,965	N2
COLLECTABLE TAXES	2,996	N3
INVENTORY	104,862
PREPAID EXPENSES	16,767	N4
OTHER ASSETS	10,508	N5
	387,833
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	73,924	N6
ACCUMULATED DEPRECIATION	(9,624)
	64,300

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	51,010
AMORTIZATIONS
	51,010
TOTAL ASSETS	503,143

LIABILITIES

ACCOUNTS PAYABLE	334,663	N7
PAYABLE TAXES	1,099
OTHER LIABILITIES	31,016	N8

	366,778

CAPITAL

CAPITAL	3,623
NET INCOME OF THE YEAR	170,679
ACCUMULATED LOSS	(38,044)	N9
ACCUMULATED GAIN	106	N10
ACCUMULATED EFFECT FOR CONVERSION
	136,364

TOTAL LIABILITIES AND CAPITAL	503,143

STATEMENT OF INCOME

As of September 30st 2011.

(Amounts stated in USGAAP)

2011

TOTAL REVENUE	795,832
COST OF SALES	401,838
GROSS PROFIT	393,993

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	209,413

OPERATING PROFIT	184,580

INTEREST INCOME	-

INTEREST EXPENSE	(1,698)

FOREIGN EXCHANGE GAIN	8,634

FOREIGN EXCHANGE LOSS	(20,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	20

OTHER EXPENSES	(1)

(13,901)

PROFIT BEFORE TAXES	170,679

TAXES
-
INCOME TAX

NET PROFIT	170,679

STATEMENT OF CASH FLOW

As of September 30,2011.

(Amounts stated in USGAAP)

2011

OPERATING ACTIVITIES

NET PROFIT BEFORE TAXES	170,679

RELATED ENTRIES WITH INVESTING ACTIVITIES

DEPRECIATION AND AMORTIZATIONS	7,774
EFFECT FOR CONVERSION	4,030
INTEREST INCOME	0

TOTAL RELATED ENTRIES WITH INVESTING ACTIVITIES	11,804

RELATED ENTRIES WITH FINANCING ACTIVITIES

INTEREST EXPENSE	-1,698

TOTAL RELATED ENTRIES WITH FINANCING ACTIVITIES	-1,698

ACCOUNTS RECEIVABLE	-148,179
INVENTORY	-53,364
PREPAID EXPENSES	-12,685
OTHER ASSETS	-12,765
PAYABLE TAXES	158
SUPPLIERS DISMINUTION	131,106
OTHER LIABILITIES	17,639

CASH FLOW FROM OPERATING ACTIVITIES	102,695

INVESTING ACTIVITIES

ACCRUED INTEREST	0
ADQUISITION OF FIXED ASSETS	-52,229
EXPENSES TO BE AMORTIZED	-51,010
LEGAL RESERVE	0
DIVIDENDS	0
INCREASE OF CAPITAL	0

CASH FLOW FROM INVESTING ACTIVITIES	-103,239

SURPLUS TO BE APPLY IN FINANCING ACTIVITIES	-544

FINANCING ACTIVITIES

INTEREST PAID	1,698

CASH FLOW FROM FINANCING ACTIVITIES	1,698

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,154

AT THE BEGINNING OF THE PERIOD	5,582
AT THE END OF THE PERIOD	6,736

NOTES TO THE FINANCIAL STATEMENTS

As of September 30st 2011.

(Amounts stated in USGAAP)

			2011

N1	CASH AND CASH EQUIVALENTS		6,736
	CASH	1,142
	BANAMEX (794)	790
	BANAMEX (575)	4,779
	BANCOMER	0
	OTHERS	25

N2	ACCOUNTS RECEIVABLE		245,965
	CUSTOMERS M.N	221,410
	CUSTOMERS 0%	1,170
	DEBTORS M.N.	20,867
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		2,996
	VAT IN FAVOR	2,996

N4	PREPAID EXPENSES		16,767
	PREPAID TAXES	4,972
	ADVANCE TO SUPPLIERS M.E.	11,371
	ADVANCE TO SUPPLIERS M.N.	423

N5	OTHER ASSETS		10,508
	CREDITABLE VAT NOT PAID	10,508

N6	PROPERTY, PLANT AND EQUIPMENT		73,924
	TRANSPORT EQUIPMENT	67,582
	COMPUTER EQUIPMENT OFFICE EQUIPMENT	6,342

N7	ACCOUNTS PAYABLE		334,663
	FOREIGN SUPPLIERS	118,086
	SUNDRY CREDITORS	216,577

N8	OTHER LIABILITIES		31,016
	ADVANCE FOR CUSTOMERS	477
	VAT PAID TO BE CHARGE	30,539

N9	ACCUMULATED LOSS		38,044
	FISCAL YEAR 2008	14,838
	FISCAL YEAR 2009	6,178
	FISCAL YEAR 2010	17,028

N10	ACCUMULATED GAIN		106
	FISCAL YEAR 2007	106

STATEMENT OF FINANCIAL POSITION

As of September 30st 2012.

(Amounts stated in USGAAP)

	2012

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	70,762	N1
ACCOUNTS RECEIVABLE	392,323	N2
COLLECTABLE TAXES	11,165	N3
INVENTORY	249,296
PREPAID EXPENSES	43,248	N4
OTHER ASSETS	2,778	N5
	769,571
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	148,702	N6
ACCUMULATED DEPRECIATION	(38,590)
	110,112

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	195,145
AMORTIZATIONS	(48,786)
	146,359
TOTAL ASSETS	1,026,042

LIABILITIES

ACCOUNTS PAYABLE	374,969	N7
PAYABLE TAXES	7,718
OTHER LIABILITIES	49,489	N8

	432,175

CAPITAL

CAPITAL	128,210
LEGAL RESERVE	12,130
NET INCOME OF THE YEAR	290,889
ACCUMULATED LOSS	(40,793)	N9
ACCUMULATED GAIN	203,431	N10
ACCUMULATED EFFECT FOR CONVERSION
	593,867

TOTAL LIABILITIES AND CAPITAL	1,026,042

STATEMENT OF INCOME

As of September 30st 2012.

(Amounts stated in USGAAP)

2012

TOTAL REVENUE	1,334,820
COST OF SALES	416,398
GROSS PROFIT	918,422

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	639,569

OPERATING PROFIT	278,853

INTEREST INCOME	-

INTEREST EXPENSE	(4,030)

FOREIGN EXCHANGE GAIN	46,149

FOREIGN EXCHANGE LOSS	(30,726)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	660

OTHER EXPENSES	(18)

12,036

PROFIT BEFORE TAXES	290,889

TAXES

INCOME TAX	-

NET PROFIT	290,889

STATEMENT OF CASH FLOW

As of September 30,2012.

(Amounts stated in USGAAP)

2012

OPERATING ACTIVITIES

NET PROFIT BEFORE TAXES	290,889

RELATED ENTRIES WITH INVESTING ACTIVITIES

DEPRECIATION AND AMORTIZATIONS	73,071
EFFECT FOR CONVERSION	9,940
INTEREST INCOME	0

TOTAL RELATED ENTRIES WITH INVESTING ACTIVITIES	83,011

RELATED ENTRIES WITH FINANCING ACTIVITIES

INTEREST EXPENSE	-4,030

TOTAL RELATED ENTRIES WITH FINANCING ACTIVITIES	-4,030

ACCOUNTS RECEIVABLE	-34,676
INVENTORY	-114,057
PREPAID EXPENSES	-23,482
OTHER ASSETS	25,190
PAYABLE TAXES	-5,148
SUPPLIERS DISMINUTION	-72,228
OTHER LIABILITIES	616

CASH FLOW FROM OPERATING ACTIVITIES	146,085

INVESTING ACTIVITIES

ACCRUED INTEREST	0
ADQUISITION OF FIXED ASSETS	-70,742
EXPENSES TO BE AMORTIZED	0
LEGAL RESERVE	0
DIVIDENDS	-20,748
INCREASE OF CAPITAL	0

CASH FLOW FROM INVESTING ACTIVITIES	-91,490

SURPLUS TO BE APPLY IN FINANCING ACTIVITIES	54,595

FINANCING ACTIVITIES

INTEREST PAID	4,030

CASH FLOW FROM FINANCING ACTIVITIES	4,030

NET INCREASE IN CASH AND CASH EQUIVALENTS	58,625

AT THE BEGINNING OF THE PERIOD	12,137
AT THE END OF THE PERIOD	70,762

NOTES TO THE FINANCIAL STATEMENTS

As of September 30st 2012.

(Amounts stated in USGAAP)

			2012

N1	CASH AND CASH EQUIVALENTS		70,762
	CASH	389
	BANAMEX (794)	596
	BANAMEX (575)	68,425
	BANCOMER	1,325
	OTHERS	27

N2	ACCOUNTS RECEIVABLE		392,323
	CUSTOMERS M.N	358,791
	CUSTOMERS 0%	11,083
	DEBTORS M.N.	20,916
	DEBTORS M.E.	1,533

N3	COLLECTABLE TAXES		11,165
	VAT IN FAVOR	11,165

N4	PREPAID EXPENSES		43,248
	PREPAID TAXES	28,187
	ADVANCE TO SUPPLIERS M.E.	14,607
	ADVANCE TO SUPPLIERS M.N.	454

N5	OTHER ASSETS		2,778
	CREDITABLE VAT NOT PAID	2,778

N6	PROPERTY, PLANT AND EQUIPMENT		148,702
	TRANSPORT EQUIPMENT	129,398
	COMPUTER EQUIPMENT	17,947
	OFFICE EQUIPMENT	1,356

N7	ACCOUNTS PAYABLE		374,969
	FOREIGN SUPPLIERS	184,875
	SUNDRY CREDITORS	190,094

N8	OTHER LIABILITIES		49,489
	ADVANCE FOR CUSTOMERS	49,489
	VAT PAID TO BE CHARGE

N9	ACCUMULATED LOSS		40,793
	FISCAL YEAR 2008	15,910
	FISCAL YEAR 2009	6,625
	FISCAL YEAR 2010	18,258

N10	ACCUMULATED GAIN		203,431
	FISCAL YEAR 2007	114
	FISCAL YEAR 2011	203,317

STATEMENT OF FINANCIAL POSITION

(COMPARATIVE‐ USGAAP)

	SEPTEMBER	DECEMBER		SEPTEMBER	DECEMBER
	2012	2011		2011	2010
ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	70,762	12,137		6,736	5,582
ACCOUNTS RECEIVABLE	392,323	357,647		245,965	97,786
COLLECTABLE TAXES	11,165	15,637		2,996	349
INVENTORY	249,296	135,239		104,862	51,498
PREPAID EXPENSES	43,248	19,766		16,767	4,082
OTHER ASSETS	2,778	23,496		10,508	390
	769,571	563,922		387,833	159,687
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	148,702	77,960		73,924	21,695
ACCUMULATED DEPRECIATION	(38,590)	(14,305)		(9,624)	(1,850)
	110,112	63,655		64,300	19,845
DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	195,145	180,061		51,010	‐
AMORTIZATIONS	(48,786)	-		‐	-
	146,359	180,061		51,010	‐

TOTAL ASSETS	1,026,042	807,639		503,143	179,532

LIABILITIES

ACCOUNTS PAYABLE	374,969	447,197		334,663	205,557
PAYABLE TAXES	7,718	12,866		1,099	941
OTHER LIABILITIES	49,489	48,873		31,016	13,377
	432,175	508,936		366,778	217,875

CAPITAL

CAPITAL	128,210	118,300		3,623	4,049
LEGAL RESERVE	12,130	‐	‐	‐
NET INCOME OF THE YEAR	290,889	217,938		170,679	(19,027)
ACCUMULATED LOSS	(40,793)	(37,640)		(38,044)	(23,484)
ACCUMULATED GAIN	203,431	105		106	119
	593,867	298,703		136,364	(38,343)

TOTAL PASIVO Y CAPITAL	1,026,042	807,639		503,143	179,532

STATEMENT OF INCOME

(COMPARATIVE‐ USGAAP)

	SEPTEMBER	DECEMBER	SEPTEMBER	DECEMBER
	2012	2011	2011	2010

TOTAL REVENUE	1,334,820	1,145,219	795,832	551,465

COST OF SALES	416,398	547,067	401,838	349,385

GROSS PROFIT	918,422	598,152	393,993	202,079

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	639,569	350,793	209,413	217,785

OPERATING PROFIT	278,853	247,359	184,580	(15,705)

INTEREST INCOME	-	-	-	-
INTEREST EXPENSE	(4,030)	(2,505)	(1,698)	(2,165)
FOREIGN EXCHANGE GAIN	46,149	21,372	8,634	7,479
FOREIGN EXCHANGE LOSS	(30,726)	(35,657)	(20,855)	(8,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	660	20	20	275
OTHER EXPENSES	(18)	(1)	(1)	(56)
	12,036	(16,771)	(13,901)	(3,322)
PROFIT BEFORE TAXES	290,889	230,587	170,679	(19,027)

TAXES

INCOME TAX	-	12,650

NET PROFIT	290,889	217,938	170,679	(19,027)

STATEMENT OF CASH FLOW

COMPARATIVE

(Amounts stated in USGAAP)

	SEP-2012	DIC-2011	SEP-2011	DIC-2010
OPERATING ACTIVITIES

NET PROFIT BEFORE TAXES	290,889	217,938	170,679	-19,027

RELATED ENTRIES WITH INVESTING ACTIVITIES

DEPRECIATION AND AMORTIZATIONS	73,071	12,455	7,774	1,267
EFFECT FOR CONVERSION	9,940	4,856	4,030	0
INTEREST INCOME	0	0	0	0

TOTAL RELATED ENTRIES WITH INVESTING ACTIVITIES	83,011	17,311	11,804	1,267

RELATED ENTRIES WITH FINANCING ACTIVITIES

INTEREST EXPENSE	-4,030	-2,505	-1,698	-2,165

TOTAL RELATED ENTRIES WITH FINANCING ACTIVITIES	-4,030	-2,505	-1,698	-2,165

ACCOUNTS RECEIVABLE	-34,676	-259,861	-148,179	-49,439
INVENTORY	-114,057	-83,741	-53,364	26,265
PREPAID EXPENSES	-23,482	-15,684	-12,685	0
OTHER ASSETS	25,190	-38,394	-12,765	0
PAYABLE TAXES	-5,148	11,925	158	290
SUPPLIERS DISMINUTION	-72,228	243,640	131,106	36,408
OTHER LIABILITIES	616	35,496	17,639	9,660

CASH FLOW FROM OPERATING ACTIVITIES	146,085	126,125	102,695	3,259

INVESTING ACTIVITIES

ACCRUED INTEREST	0	0	0	0
ADQUISITION OF FIXED ASSETS	-70,742	-56,265	-52,229	-20,238
EXPENSES TO BE AMORTIZED	0	-180,061	-51,010	0
LEGAL RESERVE	0	0	0	0
DIVIDENDS	-20,748	0	0	0
INCREASE OF CAPITAL	0	114,251	0	0

CASH FLOW FROM INVESTING ACTIVITIES	-91,490	-122,075	-103,239	-20,238

SURPLUS TO BE APPLY IN FINANCING ACTIVITIES	54,595	4,050	-544	-16,979

FINANCING ACTIVITIES

INTEREST PAID	4,030	2,505	1,698	2,165

CASH FLOW FROM FINANCING ACTIVITIES	4,030	2,505	1,698	2,165

NET INCREASE IN CASH AND CASH EQUIVALENTS	58,625	6,555	1,154	-14,813

AT THE BEGINNING OF THE PERIOD	12,137	5,582	5,582	20,396
AT THE END OF THE PERIOD	70,762	12,137	6,736	5,582

NOTES TO THE AUDIT REVIEW

Method of presentation and translation into English:

The accompanying Financial Statements were originally issued in Spanish for use in Mexico. They have been translated into English for convenience of the user.

As indicated in note 3 below, these Financial Statements have been prepared on the basis of Financial

Reporting Standards applicable in Mexico and the applicable USGAAP.

NOTE 1. BASE PRESENTATION.

The attached Financial Statements and the related notes were not prepared for the federal tax auditing general management’s use; therefore they have not been submitted and classified according to the formats designed by said management, therefore the aforementioned Financial Information was produced based on the existing firm’s Financial Statements by December 31, 2010, December 31,2011 and September 30t 2012.

NOTE 2. INCORPORATION AND PURPOSE.

The company was incorporated by the First certified copy of public deed No. 20139 (hereinafter the “INCORPORATION AGREEMENT”), dated September 11th, 2007 granted before Efrain Martin Virues y Lazos, Notary Public No. 214 in the Federal District, duly recorded in the Public Property Registry in this City with date October 15,2007, evidencing the integration of “MD LABORATORIES S.A. DE C.V.” (Hereinafter the “Corporation”).

Such “Incorporation Agreement” provides the following:

•

Name: MD LABORATORIES SA de CV

•

Duration: 99 years

•

Domicile: México, Federal District

•

Purpose: buying, selling, importing, exporting, distributing, marketing, administrating, controlling, registering, representing, transporting, commercializing, producing, elaborating, fabricating, transforming and representing any kind of commercial and industrial products, including but not limited pharmaceutical and medical products and exploitations of patents, rights, brand and commercial names. Providing services of advice, consultancy and orientation about commercial opportunities inside and outside the country, also related with technology, brands and patents.

•

Capital stock:

100 shares of 500 Mexican Pesos each

•

Shareholders

Shareholder	Stocks	Value (MX Pesos)
Fernando Tamez Gutiérrez	50	25,000.00
Alfonso Tamez García	25	12,500.00
María Concepción Gutiérrez Ruiz	25	12,500.00

1 Stated in current Mexican Pesos

•

Mexican Corporation – Foreigners exclusion

•

Sole Administrator‐ Fernando Tamez Gutiérrez

•

Commissary‐ Adriana Ivonne Aguirre Gómez

•

Power of attorney granted to: Fernando Tamez Gutiérrez, Alfonso Tamez García and María

Concepción Gutiérrez Ruiz

I.

Minutes of Extraordinary Shareholders Meeting, No. 22,541 held on July 15, 2008, granted before Efrain Martin Virues y Lazos, Notary Public No. 214 in the Federal District, duly recorded in the Public Property Registry in this City with date August 06, 2008 by which it was decided to change the name of the “Corporation” and to change its articles of incorporation.

Based on the above, the name of the “Corporation” will be change to:

“DIVINE SKIN LABORATORIES” S.A. de C.V.

II.

Minutes of Ordinary Shareholders Meeting held on December 30, 2011, by which it was decided to increase the capital stock of the “Corporation” in its variable portion in 1,600,000.00 (One million sixth hundred thousand 00/00)Mexican pesos and to change its articles of incorporation.

Based on the above, the capital stock is integrated as follows:

Fixed Capital

Shareholder	Stocks	Value (MX Pesos)
Fernando Tamez Gutiérrez	50	25,000.00
Alfonso Tamez García	25	12,500.00
María Concepción Gutiérrez Ruiz	25	12,500.00

Variable Capital

Shareholder	Stocks	Value (MX Pesos)
Fernando Tamez Gutiérrez	3,000	1,500,000.00
Alfonso Tamez García	200	100,000.00
María Concepción Gutiérrez Ruiz	0	0

Capital Stock

Shareholder	Fixed Stocks	Variable Stocks	Value (MX Pesos)
Fernando Tamez Gutiérrez	50	3,000	1,525,000.00
Alfonso Tamez García	25	200	112,500.00
María Concepción Gutiérrez Ruiz	25	0	12,500.00
TOTAL	100	3,200	1,650,000.00

NOTE 3. MAIN ACCOUNTING POLICIES.

A)CASH FLOW STATUS.

As of the accounting year of 2008, the NIF B‐2 came into effect (cash flow status) instead of bulletin B‐12 (statement of changes in the financial situation), the NIF B‐2 shows the cash receipts and payments during one period, by applying the direct method (at least, the most important gross charges and payments shall be presented) or indirect (starting from the profit or loss before taxes and entries related to investment activities are added, with financing activities). The form decided is to use the indirect method.

B) ACKNOWLEDGEMENT OF THE EFFECTS OF INFLATION

Derived from the changes to the NIF B‐10, for the accounting years ended in 2008 and for those subsequent, it is necessary that the effects of inflation be acknowledged in the Financial Information whenever their effects are relevant, which occurs when the inflation equals or exceeds the accumulated26% during the three former annual accounting years. Besides, it includes the possibility of choosing between using the national consumer price index or investment units for measuring the effects of inflation, it eliminates the specific methods for restitution and indexing cost assessment for inventories and fixed assets. And it requires that the results for property monetary position and the results for the possession of non‐monetary assets be classified again into accumulative results.

The Financial Statements by September 30, 2012 were prepared on the basis of the original historic value, therefore, they do not recognize the effects of inflation in the financial information, in the terms set forth in the NIF B‐10 and its adaptations, which provides that entries shall be presented in legal tender (pesos) of the closing of the last accounting year.

C) BASES FOR THE PREPARATION AND PRESENTATION OF FINANCIAL INFORMATION

The accompanying Financial Statements have been prepared in accordance with Financial Reporting Standards (FRS) issued by the Mexican Board for Research and Development of Financial Reporting Standards or CINIF.

FRS are comprised of:

a)

FRS, their Improvements, their interpretation(IFRS),and Orientation to FRS(OFRS);

b)

Accounting Principles Bulletins issued by the IMCP that have not been amended, substituted or repealed by FRSs; and

c)

By International Financial Reporting Standards or IFRS issued by the International Accounting Standards Board, which are supplementary applicable.

D) CHANGES IN ACCOUNTING POLICIES DUE TO THE RECENTLY ADOPTED FRS

The company has adopted the following FRS, IFRS, and Improvements to FRS which are applicable and effective as of January 1, 2011.

•

NIFC‐5“Prepaidexpenses”

•

NIFC‐6“Property,plant and equipment

•

Improvements to FRS 2011.

E) PREPAID EXPENSES

Prepaid expenses represent benefits for which the risks inherent to the services that it is about to receive are not transferred to the company yet.

F) FURNITURE AND EQUIPMENT

Furniture and equipment are recorded at acquisition cost. Depreciation is calculated by using the straight‐line method, based on the useful life thereof, in accordance with the following annual rates: Furniture and office equipment 10%, transportation equipment 25%, Computer equipment 30%.

G) FOREIGN CURRENCY TRANSACTIONS

Foreign currency denominated transactions is recorded at the current exchange rate at the date on which they are carried out. Foreign currency assets and liabilities are restated by using the exchange rates applicable at the end of every period. Exchange rate fluctuations are part of the integral result of financing, and applied or charged directly to income of the period.

H) LABOR LIABILITIES.

The payments on account of indemnifications to the personnel, retirement benefits and seniority bonuses set forth in the federal labor law, are charged to the results of the accounting year in which they are made.

I) FIXED ASSETS

The fixed assets are registered with their acquisition cost; the depreciation is calculated through the straight line method, applying the rates indicated in the tax legislation currently effective.

J) LIABILITIES IN FOREIGN CURRENCY

The operations in foreign currency are registered with the exchange rates effective on the operation date. The assets and liabilities in foreign currency are reflected in the official exchange rate of the closing of the accounting year. The exchange rate variations are applied to the results.

NOTE 4. LABOR LIABILITIES

According to the federal labor law, the firm has labor liabilities to be paid to the employees who stop working there under certain circumstances.

Until today, the firm has not adopted the regulations contained in the NIF D‐3 benefits for the employees, which provides the acknowledgement of liabilities generated by benefits for the employees during and at the end of their labor relationship.

The NIF D‐3 includes the employees’ profit sharing as part of its internal regulations. The cost and liabilities were not calculated.

NOTE 5. TAXES ON THE PROFITS.

As of the accounting year of 2008, the NIF D‐4 taxes on profits changed. The most important taxes to be mentioned now: relocating the accounting treatment of the employees’ profit sharing to NIF D‐3. It eliminates the term of permanent difference and requires that the balance of “Accumulative effect of income tax” be classified again in accumulative results unless they are identified with some of the integral entries pending to be applied to results.

The deferred tax shall be determined using the assets and liabilities method, under this method, a tax deferred by all the temporary differences between the accounting and tax values of the assets and liabilities may be recognized.

Until today, said effect has not been calculated.

NOTE 6. STOCKHOLDERS’ EQUITY

a) The fixed capital stock without right to withdrawal is represented by 100 equity stocks, which represents the sum of fifty thousand pesos 00/100 Mexican pesos. Completely subscribed and paid.

The authorized variable corporate assets are unlimited.

b) Restrictions to the availability of the stockholders’ equity:

As of January 1st, 1999, according to the tax regulations, the distribution of profits and other reserves are subject to the payment of income tax, except for the event they come from the account of net tax profit, and all the dividends paid to individuals or entities living abroad are subject to tax withholding according to the calculations set forth by law.

NOTE 7. FOREIGN EXCLUSION.

According the above Note 2 Incorporation and purpose, the company has the Foreigner exclusion clause. So in case a foreigner investor have the intention to invest in the corporation, the bylaws should need to be amended, providing the corresponding notice to the Ministry of Foreign Affairs, thirty business days subsequent to such amendment.

The amendment will consist on elaborating an Extraordinary Assembly to change the clause, that way they will avoid any problem in the future.

NOTE 8. INVENTORY.

According to the review that we practiced to the Inventory, we determined that the impact of recognizing the difference between the real cost of the Inventory and the undervalued cost of the same as an expense, will result as an important observation to the Financial information of the company, because to recognize the difference as an expense and affect directly to the determination of the profit of the year and therefore to the calculation of the Income tax, will result contradictory according to the Financial Reporting Standards of the fiscal year of the Financial Statements, where is established that the costs and the expenses will need to correspond to the same period of the income that generate them, consequently the difference in the valuation will result a deferred Income tax, that will not be recognize in the Financial Statements of the company.

The cost of the merchandise that is imported is subject to several taxes on the total amount of the invoice, so as the product is undervalued, the contributions that are paid for the importation are less than the ones that are supposed to be paid, so we considered important to mention because the consequences can be the determination of fiscal credits from part of the tax authorities.

The Inventory Revaluation that we practiced was for the amount of $ 1,255,271.07. The difference between the Undervalued Inventory and the Real cost was registered to the expenses in the month of September 2012.

This adjustment affect directly to the determination of the profit of the year and therefore to the calculation of the Income tax.

In the Financial Statements as of 2010, September 2011 and December 2011, the revaluation is not reflected, although the revaluation is not reflected, the statements perfectly display all the relevant aspects of the Financial situation of the company.

NOTE 9. CONVERSION USGAAP

According to the United States Generally Accepted Accounting Principles (USGAAP).

ASC 830 (before FAS 52) “Foreign Currency Translation”

All items of Financial Statements are translated from functional currency to reporting entity using a current exchange rate.

Mexico is a Non‐Inflationary Environment, as of that to convert the Financial Statements from the Functional Currency to the Report Currency; we will have to consider the exchange rate of the closing day of the year or the closing day of the Report according to the Official Federal Daily.

Closing exchange rate of December 31, 2010 – 12.3496

Closing exchange rate of September 30, 2011‐ 13.7994

Closing exchange rate of December 31, 2011 – 13.9476

Closing exchange rate of September 30, 2012‐ 12.8695

It`s important to mention that for the conversion of the Financial Statements it may result an effect, that will be reflected in the last line of the Capital in the Balance Sheet.

NOTE 10. LEGAL RESERVE.

The article 20 of the general law of corporations and partnerships establish that from the net profits of all companies, five percent must be separated annually, as a minimum, in order to form the reserve fund, until it totals the fifth part of the corporate capital.

The reserve fund must be reconstituted in the same way, when it is diminished for any reason.

The legal reserve relating to 5% of capital stock was not determined until such reserve reaches to at least an amount equal to 20% of capital stock.

In 2012 the company created the legal reserve that will correspond to the amount of 156,110.00 pesos, which will be reflected in the Financial Statements of 2012.

NOTE 11. DIVIDENDS.

In 2012 the company distributed dividends to the shareholders as a result of the utilities in 2011.

The distribution corresponds to the amount of $ 267,011.00 pesos which are reflected in the Financial Statements of September 2012.

NOTE 12. EXTRA.

At the date of the emission of this Report, we examined the Fiscal file of the company in the tax authority website, where we confirmed that the Fiscal status of Divine Skin Laboratories S.A. de C.V., is ACTIVE, without any penalty; consequently we can conclude that the company is up to date in this matter.

Also we have checked that the company is up to date in the International Commerce with the corresponding authorities.

C.P.C. Germán Godoy Luna

(Certified Public Accountant in Mexico)

Despacho Godoy Novoa y Asociados, S.C.